Exhibit 99.1

Synovus Financial Corp. Bank of America Merrill Lynch Future of Financials Conference Kevin Blair, EVP and CFO November 15, 2017

2 Forward Looking Statements This slide presentation and certain of our filings with the Securities and Exchange Commission contain statements that constitute forward-looking statements within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus use of words such as believes, anticipates, expects, may, will, assumes, should, predicts, could, should, would, intends, targets, estimates, projects, plans, potential and other similar words and expressions of the future or otherwise regarding the outlook for Synovus future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on (1) future loan growth; (2) future deposit growth; (3) future net interest income and net interest margin; (4) future adjusted non-interest income; (5) future non-interest expense levels and efficiency ratios; (6) future credit trends and key metrics; (7) future effective tax rates; (8) our strategy and initiatives for future growth, capital management, strategic transactions, our brand initiative and financial planning; (9) our expectations related to the anticipated benefits of certain transactions and initiatives, including those related to the Cabelas transaction and debt redemption; and (10) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus ability to control or predict. These forward-looking statements are based upon information presently known to Synovus management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2016 under the captions Cautionary Notice Regarding Forward-Looking Statements and Risk Factors and in Synovus quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Use of Non-GAAP Financial Measures This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted diluted earnings per share; adjusted return on average assets; adjusted return on average common equity; adjusted return on average tangible common equity; loan growth excluding transfers to held-for-sale; net charge-off ratio excluding charge-offs on loans transferred to held-for-sale; average deposit growth excluding WFB deposits; average core transaction deposits; cost of interest bearing core deposits; total adjusted revenues; adjusted non-interest income; adjusted non-interest expense; adjusted efficiency ratio; tangible common equity ratio; and common equity Tier 1 (CET1) ratio (fully phased-in). The most comparable GAAP measures to these measures are diluted earnings per share; return on average assets; return on average common equity; loan growth; net charge-off ratio; total average deposits; effective cost of funds; total non-interest income; total non-interest expense; efficiency ratio; total shareholders equity to total assets ratio; and CET1 ratio, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus business and the strength of its capital position. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management, investors, and bank regulators in evaluating Synovus operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted diluted earnings per share, adjusted return on average assets, and adjusted return on average common equity are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Adjusted return on average tangible common equity is a measure used by management to compare Synovus performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Loan growth excluding transfers to held-for-sale is a measure used by management to evaluate organic loan growth exclusive of loans transferred to held-for-sale and the net charge-off ratio excluding charge-offs on loans transferred to held-for-sale is a measure used by management to evaluate charge-offs exclusive of charge-offs on loans transferred to held-for-sale. Average core transaction deposits is a measure used by management to evaluate organic growth of deposits and the quality of deposits as a funding source. The cost of interest bearing core deposits is a measure used to evaluate the cost of deposits as a funding source exclusive of brokered deposits and non-interest bearing deposits. Total adjusted revenues and adjusted non-interest income are measures used by management to evaluate total revenue and non-interest income exclusive of net investment securities gains/losses and changes in fair value of private equity investments, net, and the Cabelas transaction fee. Adjusted non-interest expense and the adjusted efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The tangible common equity ratio and common equity Tier 1 (CET1) ratio (fully phased-in) are used by management and bank regulators to assess the strength of our capital position. The computations of the non- GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

Synovus Overview Who We Are Key Statistics(1) A financial services company based in the Total Assets Loans southeast providing commercial and retail banking, $31.6bn $24.3bn investment, and mortgage services Began in 1888 offering relationship banking to Deposits Branches customers through our deep ties in the $26.2bn 249 communities we serveKey differentiator is our community-centered, Team Market Cap personal and capable relationship-based banking 4,344 FTEs $5.6bn approach Diverse Business Mix(2) Footprint Corporate Banking Strong presence in fast 10% growing southeast, Retail Banking 32% with a Top Five share Community in markets throughout 34% Banking the footprint 8% Financial 4% Management 12% Services (FMS) (3) Mortgage Other (1) Assets, loans, deposits and team based upon 3Q 2017; market capitalization and branches as of October 31, 2017. (2) September YTD 2017 revenue. 3 (3) Inclusive of fees generated through the Q3 2017 Cabelas transaction.

Recent Recognition 2017 American Banker/ Reputation Institute named Synovus Most Reputable Bank. Synovus ranked second in 2016. Financial Services Roundtable named Synovus a 2017 Corporate Social Responsibility Leadership Award winner. Synovus won 28 Greenwich Excellence Awards for Small Business Banking and Middle Market Banking in 2016. Only one bank won more awards than Synovus. Synovus named Best Regional Bank, Southeast in the November 2016 issue of MONEY Magazine. One of Consumer Reports Best Banks for You in the January 2016 issue. Family Asset Management (FAM) ranked in the top 50 of Bloomberg Markets Magazines list four consecutive years. Georgia Trend named Synovus one of 17 Best Places to Work In Georgia in the magazines 2016 ranking of the states top employers. 4

Moving to a Unified Brand Enhances competitive position and revenue potential through… More effective marketing spend to promote “personal and capable” differentiator Clarity around our broader geography and full range of personal, business, and corporate banking expertise and solutions More efficient and agile delivery model Transition Timeline: November January 2016 April 2018 “Grassroots” 2017 Signage team/customer External conversions communication Shareholder begin across launch Communication the footprint June 2018 Signage conversions complete January May November 2017 2017 2017 First wave of Full internal/external Pilot signage conversions Single-Bank communication and Tampa and Chattanooga Conversions marketing preparation Single-Bank Conversions complete 5

Broad Based Financial Improvement Growth Profitability Efficiency DILUTED EARNINGS PER SHARE 29% CAGR $2.42 $1.89 $1.62 $1.33 $0.88 September (1) 2013 2014 2015 2016 2017 YTD RETURN ON AVERAGE ASSETS 44 b.p.s 1.05% 0.84% 0.74% 0.80% 0.61% 2013 2014 2015 2016 Q3 2017 As reported As Adjusted(2) EFFICIENCY RATIO 1116 b.p.s 69.8% 68.9% 65.6% 64.7% 58.6% 2013 2014 2015 2016 Q3 2017 (1) September YTD 2017 annualized. (2) Non-GAAP financial measure adjusted for one time charges and gains in Q3 2017; see appendix for applicable reconciliation. 6

Strategic Pillars Reputation • Customer Experience • Brand Delivering Sustainable Growth Enhancing Returns and Optimizing Balance Sheet Driving Efficiencies While Investing Strategically Maintaining Strong Credit, Capital and Liquidity 7

Delivering Sustainable Growth Approach Headline Performance Achieving disciplined growth through: Focusing on high opportunity markets and business units Targeting high-potential customer niches and segments Partnering to seamlessly deliver solutions across business units Utilizing reputation and customer experience to grow market share Drivers of Performance TOTAL REVENUE(2) ($mm) $1,282 $1,095 8% CAGR 2015 September (1)(2) 2017 YTD AVERAGE LOANS, NET ($mm) $24,251 $21,282 8% CAGR 2015 Q3 2017 AVERAGE CORE TRANSACTION DEPOSITS(2) ($mm) $18,603 10% $15,695 CAGR 2015 Q3 2017 AVERAGE ASSETS UNDER MANAGEMENT(3) ($mm) $12,267 7% $10,841 CAGR 2015 Q3 2017 SMALL BUSINESS DEPOSIT BALANCES(4) ($mm) $2,854 15% $2,250 CAGR 2015 Q3 2017 (1) September YTD 2017 annualized. (3) Assets under management in SSI and STC. (2) Non-GAAP financial measure adjusted for one time charges and gains in (4) Small Business checking product balances. Q3 2017; see appendix for applicable reconciliation. 8

Enhancing Returns and Optimizing Balance Sheet Approach Headline Performance Improving returns and diversifying revenue and balance RETURN ON AVERAGE RETURN ON sheet mix through: ASSETS(1) AVERAGE EQUITY(1) Expansion of net interest margin 1.05% 10.92% Addition of new asset classes 7.49% 0.80% Growth in fee-based businesses 25 343 Selective diminishment of lower-value CRE portfolio b.p.s b.p.s Enhancing customer profitability through share of wallet 2015 Q3 2017 2015 Q3 2017 Drivers of Performance NET INTEREST MARGIN LOAN MIX CHECKING % OF TOTAL FIDUCIARY& ASSET CRE C& I DEPOSITS(2) MANAGEMENT FEES 29% 48% 3.63% ($000s) 46.5% $49,857 September 46.3% 2017 CRE Consumer 33% $45,928 44 23% 24 4% 3.19% b.p.s CAGR December b.p.s 2015 C& I 48% Consumer 2015 Q3 2017 19% 2015 September 2015 Q3 2017 (3) 2017 YTD (1) Non-GAAP financial measure adjusted for one time charges and gains in Q3 2017; see appendix for applicable reconciliation. (2) Interest-bearing and non-interest-bearing demand deposits as a % of total deposits. (3) September YTD 2017 annualized. 9

SYNOVUS

# Driving Efficiencies While Investing Strategically

## Approach

Focusing on positive operating leverage while making investments to enhance the customer experience and drive revenue growth:

- Achieving cost savings from branch and staffing rationalization, lower credit costs as well lowering third party expenditures
- Continuous investment in technology and people

## Headline Performance

**EFFICIENCY RATIO**


65.6%
58.6%
700
b.p.s
2015
Q3 2017[1]

## Drivers of Performance

**BRANCHES[2]**


257
249
3%
2015
Q3 2017

**TEAM MEMBERS[3]**


4,357
4,344
0.3%
2015
Q3 2017

**NET FORECLOSED REAL ESTATE EXPENSES**

($mm)


$22,803
$14,502
20%
CAGR
2015
September
2017 YTD[4]

**STRATEGIC INVESTMENTS**

Technology

- Digital
- ATMs
- Loan Systems
- Branch Sales/ Service Platform
- Information Security
- Single Bank

Talent/Other

- Corporate Banking
- Brokerage
- One Brand
- Mortgage
- Specialists
- Global One

(1) Q3 Annualized. Non-GAAP financial measure adjusted for one time charges and gains in Q3 2017; see appendix for applicable reconciliation.
(2) Full service branch locations; down 24% since 2009.
(3) Average full time equivalent positions.
(4) September YTD 2017 annualized.

10

Maintaining Strong Credit, Capital and Liquidity Approach Headline Performance Maintain strong credit, capital and liquidity levels to support growth: De-risking loan portfolios Optimizing capital levels through organic growth and distribution to shareholders Generating strong core deposit growth thereby reducing reliance on wholesale funding Drivers of Performance NON-PERFORMING ASSETS 0.96% 0.57% 39 b.p.s 2015 Q3 2017 COMMON EQUITY TIER 1 (CET1) RATIO(1) 9.87% 10 9.77% b.p.s 2015 Q3 2017 RESIDENTIAL C&D and LAND AS % OF TOTAL LOANS(2) 3.7% 2.6% 30% 2015 Q3 2017 LOAN LOSS RESERVE TO NPLs(3) 3.4x 1.9x 1.5x 2015 Q3 2017 WHOLESALE FUNDING AS % OF TOTAL LIABILITIES(4) 14.9% 13.5% 142 b.p.s 2015 Q3 2017 (1) Preliminary fully phased-in basis. Non-GAAP financial measure adjusted for one (3) Excludes NPLs for which the expected loss has been charged off. time charges and gains in Q3 2017; see appendix for applicable reconciliation. (4) Avg. brokered deposits, REPOs and LT-debt. (2) Residential construction & development and land outstanding. 11

Lines Of Business

Community Banking Business Unit Revenue Mix(1) Customer Segments: • Commercial and Middle Market Banking • Private Wealth Management Primary Solutions: • C&I, CRE, Private Wealth and Small Business Administration Lending • Treasury, Payments and Depository services Performance Loans 61% Deposits 32% Fee Income 7% Balance Sheet(2) ($B) Loans Deposits $11.9 $11.8 $8.0 $7.6 1% 5% Sept 16 Sept 17 Sept 16 Sept 17 Revenue(3) ($mm) $353.8 $343.8 3% YTD Sept YTD Sept 2016 2017 Strategic Priorities High Growth Market Expansion Productivity Enhancement SBA and C&I Lending Growth Increased Middle Market and Affluent Segment Coverage (1) September YTD 2017 revenue. (2) Period-end balances as of September 2017. (3) Revenue includes Net Interest Income (Funds Transfer Priced) and Non Interest Income. 13

Retail Banking Business Unit Revenue Mix(1) Customer Segments: • Consumer • Small Business Primary Solutions: • Consumer and Small Business Lending • Card and Merchant Services • Depository Services Drivers of Performance Deposits 51% Fee Income 23% Loans 26% Balance Sheet(2) ($B) Loans Deposits $3.7 $12.7 $3.3 $12.3 14% 3% Sept 16 Sept 17 Sept 16 Sept 17 Revenue(3) ($mm) $325.7 $286.3 14% YTD Sept YTD Sept 2016 2017 Strategic Priorities Consumer Lending Expansion Digital Marketing Optimization Channel Transformation Customer Segmentation and Solution Enhancement (1) September YTD 2017 revenue. (2) Period-end balances as of September 2017. (3) Revenue includes Net Interest Income (Funds Transfer Priced) and Non Interest Income. 14

Corporate Banking Business Unit Revenue Mix(1) Customer Segments: • Large Commercial • Corporate Primary Solutions: • Asset-Based, C&I and CRE Lending • International Services • Treasury, Payments and Depository services Performance Loans 85% Deposits 8% Fee Income 7% Balance Sheet(2) ($B) Loans Deposits $5.7 $0.8 $0.8 $5.4 7% 3% Sept 16 Sept 17 Sept 16 Sept 17 Revenue(3) ($mm) $106.3 $98.5 8% YTD Sept YTD Sept 2016 2017 Strategic Priorities Specialty Growth Treasury and Depository Services Expansion High Growth Market Expansion Talent Augmentation (1) September YTD 2017 revenue. (2) Period-end balances as of September 2017. (3) Revenue includes Net Interest Income (Funds Transfer Priced) and Non Interest Income. 15

Financial Management Services Business Unit Revenue Mix(1) Customer Segments: • Consumer • Small Business Primary Solutions: • Brokerage and Trust • Capital Markets • Insurance and Insurance Premium Finance • Mortgage Performance Fee Income 70% Loans 29% Deposits 1% Balance Sheet(2) ($B) Loans $2.7 $1.8 49% Sept 16 Sept 17 Revenue(3) ($mm) $118.3 $98.3 20% YTD Sept YTD Sept 2016 2017 Strategic Priorities Talent Augmentation Family Office Expansion Insurance and Premium Finance Growth Private Wealth Portfolio Mortgage Penetration (1) September YTD 2017 revenue. (2) Period-end balances as of September 2017. (3) Revenue includes Net Interest Income (Funds Transfer Priced) and Non Interest Income. 16

Path Forward Delivering 1 Sustainable Growth Products: Consumer Lending and Insurance Markets: Share Expansion in High Growth Markets Businesses: Organic Business Unit Growth and Opportunistic M& A Enhancing 2 Returns and Optimizing Balance Sheet Outsized Growth in Higher Return Business Units Fee Income Business Investments: Brokerage, Mortgage and SBA Asset Sensitivity Monetization and Securities Portfolio Yield Enhancement Driving 3 Efficiencies while Investing Strategically Personnel, Facilities and Third-Party Expenditure Rationalization Automation and Digitization of Customer Experience Continued Talent and Technology Investments Maintaining 4 Strong Credit, Capital and Liquidity Continued Shift in Asset Mix Optimizing the Cost of Funding and Capital Opportunity to Increase Dividends and Continue Share Repurchases 17

Appendix

Non-GAAP Financial Measures (dollars in thousands) 3Q17 2Q17 3Q16 Net income available to common shareholders $95,448 $73,444 $62,686 Add: Earnout liability adjustments 2,059 — Add: Merger-related expense 23—550 Add: Fair value adjustment to VISA derivative — 360 Add/subtract: Litigation contingency/recovery 401—(189) Add: Restructuring charges 519 13 1,243 Add: Amortization of intangibles 292 292—Add: Provision expense on loans transferred to held-for-sale 27,710 — Add: Discount to fair value- ORE dispositions 7,082 — Add: Asset impairment charges 1,168 — Add/subtract: Investment securities (losses) gains, net 7,956 1 (59) Add: Decrease in fair value of private equity investments, net 27 1,352 249 Subtract: Cabela’s transaction fee (75,000) — Add/subtract: Tax effect of adjustments 11,034 (613) (797) Adjusted net income 78,719 74,489 64,043 Weighted average common shares outstanding-diluted 121,814 123,027 123,604 Adjusted diluted earnings per share $0.65 $0.61 $0.52 19

Non-GAAP Financial Measures (Cont’d) (dollars in thousands) 3Q17 2Q17 3Q16 Net Income $98,008 $76,003 $65,245 Add: Earnout liability adjustments 2,059 — Add: Merger-related expense 23—550 Add: Fair value adjustment to VISA derivative — 360 Add/subtract: Litigation contingency/recovery 401—(189) Add: Restructuring charges 519 13 1,243 Add: Amortization of intangibles 292 292—Add: Provision expense on loans transferred to held-for-sale 27,710 — Add: Discount to fair value- ORE dispositions 7,082 — Add: Asset impairment charges 1,168 — Add/subtract: Investment securities (losses) gains, net 7,956 1 (59) Add: Decrease in fair value of private equity investments, net 27 1,352 249 Subtract: Cabela’s transaction fee (75,000) — Add/subtract: Tax effect of adjustments 11,034 (613) (797) Adjusted net income 81,279 77,048 66,602 Net income annualized 322,466 309,039 264,960 Total average assets $30,678,388 $30,630,748 $29,528,435 Adjusted return on average assets 1.05% 1.01% 0.90% 20

Non-GAAP Financial Measures (Cont’d) (dollars in thousands) 3Q17 2Q17 3Q16 Net income available to common shareholders $95,448 $73,444 $62,686 Add: Earnout liability adjustments 2,059 — Add: Merger-related expense 23—550 Add: Fair value adjustment to VISA derivative — 360 Add/subtract: Litigation contingency/recovery 401—(189) Add: Restructuring charges 519 13 1,243 Add: Amortization of intangibles 292 292—Add: Provision expense on loans transferred to held-for-sale 27,710 — Add: Discount to fair value- ORE dispositions 7,082 — Add: Asset impairment charges 1,168 — Add/subtract: Investment securities (losses) gains, net 7,956 1 (59) Add: Decrease in fair value of private equity investments, net 27 1,352 249 Subtract: Cabela’s transaction fee (75,000) — Add/subtract: Tax effect of adjustments 11,034 (613) (797) Adjusted net income 78,719 74,489 64,043 Net income annualized 312,309 298,775 254,780 Total average shareholder’s equity less preferred stock $2,859,491 2,849,069 2,806,533 Subtract: Goodwill (57,167) (57,018) (24,431) Subtract: Other intangible assets, net (11,648) (11,965) (226) Total average tangible shareholder’s equity less preferred stock 2,790,676 2,780,086 2,781,876 Adjusted return on average common equity 10.92% 10.49% 9.08% Adjusted return on average tangible common equity 11.19% 10.75% 9.16% 21

Non-GAAP Financial Measures (Cont’d) (dollars in thousands) Sequential quarter loan growth excluding transfers to held-for-sale 3Q17 sequential quarter loan growth, as reported $56,848 Add: transfers to held-for-sale—Consumer $20,213 C&I $41,821 Commercial $15,740 Total loans transferred to held-for-sale $77,774 3Q17 sequential quarter loan growth, excluding transfers to held-for-sale $134,622 Ending loan balance at June 30, 2017 $24,430,512 Sequential quarter % change, as reported, annualized 0.9% Sequential quarter % change, as adjusted, annualized 2.2% 22

Non-GAAP Financial Measures (Cont’d) (dollars in thousands) Sequential quarter growth in total average deposits excluding acquired WFB deposits 3Q17 sequential quarter total average deposits growth, as reported $295,210 Subtract: average balance WFB acquired deposits (71,920) 3Q17 sequential quarter total average deposits growth, as adjusted $223,290 3Q17 sequential quarter growth, excluding WFB acquired deposits $223,290 2Q17 total average deposits $24,991,708 Sequential quarter % change, as reported, annualized 4.7% Sequential quarter % change, as adjusted, annualized 3.5% 23

Non-GAAP Financial Measures (Cont’d) dollars in thousands) 3Q16 2Q17 3Q17 Total interest expense $30,547 $34,413 $35,080 Total interest expense, annualized 121,524 138,030 139,176 Total average interest bearing liabilities 19,348,954 20,146,714 20,158,170 Cost of funds rate 0.63% 0.69% 0.69% Total interest expense $30,547 $34,413 $35,080 Subtract: Interest on long-term debt (14,631) (16,250) (14,240) Subtract: Interest on brokered deposits (2,173) (2,672) (3,872) Subtract: Interest on federal funds purchased and securities sold under repurchase (58) (45) (42) agreements Interest expense on interest bearing core deposits 13,685 15,446 16,926 Interest expense on interest bearing core deposits, annualized 54,443 61,952 67,152 Total average interest bearing liabilities 19,348,954 20,146,714 20,158,170 Subtract: Average long-term debt (2,114,193) (2,270,452) (1,985,175) Subtract: Average brokered deposits (1,409,740) (1,379,559) (1,530,889) Subtract: Average federal funds purchased and securities sold under repurchase (247,378) (183,400) (191,585) agreements Total average interest bearing core deposits $15,577,643 $16,313,303 $16,450,521 Cost of interest bearing core deposits 0.35% 0.38% 0.41% 24

Non-GAAP Financial Measures (Cont’d) (in thousands) 3Q16 2Q17 3Q17 Total non-interest expense $185,871 191,747 205,646 Subtract: Discounts to fair value—ORE dispositions — (7,082) Subtract: Asset impairment charges — (1,168) Subtract: Earnout liability adjustments — (2,059) Subtract: Restructuring charges (1,243) (13) (519) Subtract: Fair value adjustment to Visa derivative (360) — Subtract/add: Litigation contingency/expense (recovery) 189—(401) Subtract: Merger-related expense (550)—(23) Subtract: Amortization of intangibles—(292) (292) Adjusted non-interest expense $183,907 191,442 194,102 Adjusted non-interest expense $183,907 191,442 194,102 Net interest income 226,007 251,097 262,572 Add: Tax equivalent adjustment 330 298 283 Add: Total non-interest income 68,155 68,701 135,435 Subtract: Cabela’s transaction fee — (75,000) Add: Decrease in fair value of private equity investments, net 249 1,352 27 Subtract/add: Investment securities (gains) losses, net (59) 1 7,956 Total adjusted revenues $294,682 $321,449 $331,273 Adjusted efficiency ratio 62.41% 59.56% 58.59% Total non-interest income $68,155 68,701 135,435 Subtract: Cabela’s transaction fee — (75,000) Subtract/add: Investment securities (gains) losses, net (59) 1 7,956 Add: Decrease in fair value of private equity investments, net 249 1,352 27 Adjusted non-interest income $68,345 $70,054 $68,418 25

Non-GAAP Financial Measures (Cont’d) (dollars in thousands) Adjusted non-interest income YTD 3Q17 YTD 3Q16 %Change Total non-interest income $275,974 $199,188 38.55% Subtract: Cabela’s transaction fee ($75,000)— Add/Subtract: Investment securities losses (gains), net $289 ($126) Add: Decrease in fair value of private equity investments, net $3,193 $527 Adjusted non-interest income $204,456 $199,589 2.44% Net interest income $753,597 $665,650 Add: Taxable equivalent adjustment $890 $964 Taxable equivalent net interest income $754,487 $666,614 13.18% Adjusted total revenue $958,943 $866,203 10.71% 26

SYNOVUS

# Non-GAAP Financial Measures (Cont'd)

| (in thousands) | 3Q16 | 2Q17 | 3Q17 |
|---|---|---|---|
| Total average deposits | $24,030,291 | $24,991,708 | $25,286,919 |
| Subtract: Average brokered deposits | (1,409,739) | (1,379,559) | (1,530,889) |
| Subtract: Average time deposits excluding average SCM time deposits | (3,153,366) | (3,151,333) | (3,160,915) |
| Subtract: Average state, county, and municipal (SCM) deposits | (2,105,126) | (2,051,646) | (1,991,954) |
| Average core transaction deposits | $17,362,060 | $18,409,170 | $18,603,161 |
| | | | |
| Total assets | $29,727,096 | $30,687,966 | $31,642,123 |
| Subtract: Goodwill | (24,431) | (57,092) | (57,315) |
| Subtract: Other intangible assets, net | (225) | (11,843) | (11,548) |
| Tangible assets | $29,702,440 | $30,619,031 | $31,573,260 |
| Total shareholders' equity | $2,906,659 | $2,997,947 | $2,997,079 |
| Subtract: Goodwill | (24,431) | (57,092) | (57,315) |
| Subtract: Other intangible assets, net | (225) | (11,843) | (11,548) |
| Subtract: Series C Preferred Stock | (125,980) | (125,980) | (125,980) |
| Tangible common equity | $2,756,023 | $2,803,032 | $2,802,236 |
| Tangible Common Equity ratio | 9.28% | 9.15% | 8.88% |
| | | | |
| Common equity Tier 1 (CET1) | $2,596,233 | $2,734,983 | $2,749,303 |
| Adjustment related to capital components | (101,843) | (31,623) | (25,704) |
| Common equity Tier 1 (fully phased-in) | $2,494,390 | $2,703,360 | $2,723,599 |
| Total risk-weighted assets (fully phased-in) | 26,323,936 | 27,528,587 | 27,600,027 |
| Common equity Tier 1 (CET1) ratio (fully phased-in) | 9.48% | 9.82% | 9.87% |

27

Non-GAAP Financial Measures (Cont’d) (in thousands) Net charge-off ratio excluding balance sheet restructuring actions 3Q17 YTD 3Q17 Net charge-offs $38,099 $60,695 Charge-offs on loans transferred to held-for-sale during 3Q17 ($34,235) ($34,235) Net charge-offs excluding charge-offs on loans transferred to held-for-sale $3,864 $26,460 Net charge-offs excluding charge-offs on loans transferred to held-for-sale annualized $15,330 $35,377 Average loan balances $24,449,923 $24,297,002 Net charge-off ratio, as reported (annualized) 0.62% 0.33% Net charge-off ratio, excluding 3Q17 transfers to held-for-sale (annualized) 0.06% 0.15% 28